As filed with the Securities and Exchange Commission on June 2, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2004

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-24647 (Commission File Number)	77-0328533 (I.R.S. Employer Identification No.)

4988 Great America Pkway, Santa Clara, CA (Address of Principal Executive Offices)	95054 (Zip Code)

408/235-5500

(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Gavin B. Grover, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     On May 27, 2004, Terayon Communication Systems, Inc. (the “Company”) issued a press release announcing the resignation of Dr. Zaki Rakib as Chief Executive Officer and the appointment of Howard W. Speaks, Jr. to the Company’s board of directors. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits.

     99.1 Press Release, dated as of May 27, 2004, entitled “Terayon Announces Resignation of Dr. Zaki Rakib as CEO”.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERAYON COMMUNICATION SYSTEMS, INC.

By:	/s/ Arthur Taylor
Arthur Taylor
Chief Financial Officer

Date: June 2, 2004

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INDEX TO EXHIBITS

Number	Description
99.1	Press Release, dated as of May 27, 2004, entitled “Terayon Announces Resignation of Dr. Zaki Rakib as CEO”.

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